Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

Each undersigned director of Waddell & Reed Financial, Inc. (the “Company”) constitutes and appoints Wendy J. Hills and Jeffrey P. Bennett or either of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-8 Registration Statement, File No. 333-65827, filed on October 16, 1998, Form S-8 Registration Statement, File No. 333-44528, filed on August 25, 2000 and Form S-8 Registration Statement, File No. 333-210759, filed on April 14, 2016, and to file the same with all exhibits hereto and thereto, and all other documents in connection herewith or therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection herewith or therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Henry J. Herrmann	August 9, 2016
Henry J. Herrmann	Date
Chairman of the Board

/s/ Sharilyn S. Gasaway	August 5, 2016
Sharilyn S. Gasaway	Date
Director

/s/ Thomas C. Godlasky	August 6, 2016
Thomas C. Godlasky	Date
Director

/s/ Alan W. Kosloff	August 7, 2016
Alan W. Kosloff	Date
Director

/s/ Dennis E. Logue	August 10, 2016
Dennis E. Logue	Date
Director

/s/ Michael F. Morrissey	August 8, 2016
Michael F. Morrissey	Date
Director

/s/ James M. Raines	August 8, 2016
James M. Raines	Date
Director

/s/ Jerry W. Walton	August 5, 2016
Jerry W. Walton	Date
Director